EXHIBIT 10.6

WHEN RECORDED, MAIL TO:___________________

Tax Serial No. 16-35-207-019

DEED OF RECONVEYANCE

NOTICE IS HEREBY GIVEN:

Tyler Turner, as Trustee under that certain Deed of Trust, dated July 15, 2010, executed by Tonaquint, Inc., a Utah corporation, as Trustor, in favor of Aethlon Medical, Inc., a Nevada corporation, as Beneficiary, and recorded on July __, 2010 as Entry No. ____________, in the Official Records of Salt Lake County, State of Utah, pursuant to the request of the Beneficiary thereunder, does hereby reconvey, without warranty, to the person or persons entitled thereto, the trust property now held by him as Trustee under said Trust Deed covering real property situated in Salt Lake County, Utah described as follows:

COM 976.8 FT N & S 73^30' E 217.8 FT & 458.04 FT N FR CEN SEC 35 T1S R1E
SL MER N 350.46 FT M OR L TO CEN OF MILL CREEK S 78^28' E 141.66 FT S
290.69 FT S 69^14' W 88.02 FT W56.5 FT TO BEG 1 AC.

Together with the non-exclusive right of way over the access easements as shown on the recorded plats.

(Tax Serial No. 16-35-207-019-0000)

DATED this ___ day of _______________, 20__.

TRUSTEE

/s/ Tyler Turner
Tyler Turner

STATE OF ________              )
 : ss
COUNTY OF ___________   )

The foregoing instrument was acknowledged before me this ___ day of __________________, 20___, by Tyler Turner.

_________________________________________
Notary Public